                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14 (a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  / x /
Filed by a Party other than the Registrant  /   /

Check the appropriate box:

/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Exchange Act Rule 14a-11 or 14a-12

                             AM Communications, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                             AM Communications, Inc.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

     1)  Title of each class of securities to which transaction applies:


     ---------------------------------------------------------------------------
     2)  Aggregate number of securities to which the transaction applies:


     ---------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


     ---------------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:


     ---------------------------------------------------------------------------
     5)  Total fee paid:

     ---------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:


     ---------------------------------------------------------------------------
     2)  Form Schedule or Registration Statement No.:


     ---------------------------------------------------------------------------
     3)  Filing Party:


     ---------------------------------------------------------------------------
     4)  Date Filed:


     ---------------------------------------------------------------------------

                             AM COMMUNICATIONS, INC.
                             100 Commerce Boulevard
                            Quakertown, PA 18951-2237

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on November 10, 2000

     The Annual Meeting of Stockholders of AM Communications, Inc., a Delaware corporation (the "Company"), will be held on Friday, November 10, 2000 at 9:30 a.m., local time, at Meyers Restaurant, 501 N. West End Boulevard (Route 309, 1 mile North of the intersection of Routes 313 and 663), Quakertown, PA 18951, for the following purposes:

1. To elect six directors of the Company to hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and shall qualify; and

2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The close of business on September 29, 2000 has been fixed as the record date for the meeting. All stockholders of record at that time are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

     The Proxy Statement accompanying this Notice contains detailed information concerning the matters to be considered and acted upon at the meeting. Please read it carefully.

     All stockholders are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, the Board of Directors urges you to date, sign and return promptly the enclosed proxy, which is solicited by the Board of Directors of the Company. Your proxy may be revoked at any time prior to the time it is voted and the return of the proxy will not affect your right to vote in person if you do attend the meeting. A copy of the Company's 2000 Annual Report is also enclosed but is not to be regarded as proxy solicitation material.

                                      By Order of the Board of Directors,


                                      Javad K. Hassan
                                      Chairman
October 10, 2000

                             AM COMMUNICATIONS, INC.
                             100 Commerce Boulevard
                            Quakertown, PA 18951-2237

                                 PROXY STATEMENT
                  ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                NOVEMBER 10, 2000

     The enclosed proxy is solicited by the Board of Directors of AM Communications, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held at Meyers Restaurant, 501 N. West End Boulevard (Route 309, 1 mile North of the intersection of Routes 313 and 663), Quakertown, PA 18951 on Friday, November 10, 2000 at 9:30 a.m., local time, and any adjournment or postponement thereof. This proxy statement, the foregoing notice, and the enclosed proxy are being mailed to stockholders on or about October 10, 2000.

     The Board of Directors does not intend to bring any matters before the meeting for action other than the matters specifically referred to in the notice of the meeting, nor does the Board of Directors know of any matter which anyone else proposes to present for action at the meeting. However, if any other matters properly come before the meeting for action, the persons named in the accompanying form of proxy, or their duly constituted substitutes acting at the meeting, will be deemed authorized to vote or otherwise act thereon in accordance with their judgment in such matters.

     In the absence of contrary instructions, the shares represented by properly executed proxies received by the Company will be voted "For" the nominees of the Board of Directors in the election of six directors and in the discretion of the proxy holders on such other matters as may properly come before the meeting. Any proxy may be revoked at any time prior to its exercise by notifying the Chairman of the Company in writing, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

     The address of the principal executive offices of the Company is 100 Commerce Boulevard, Quakertown, PA 18951.

                          Outstanding Voting Securities

     At the close of business on September 29, 2000, the record date to determine stockholders entitled to vote at the Annual Meeting, the Company had 33,478,717 outstanding shares of Common Stock, par value $.10 per share, and 25,825 outstanding shares of Senior Convertible Redeemable Preferred Stock, par value $100 per share. On September 29, 2000, the aggregate market value of the

Company's outstanding shares of Common Stock held by non-affiliates was $14,494,857 (based on the average between the bid and the asked prices of such stock on that date).

     The presence, in person or by proxy, at the meeting of stockholders entitled to cast a majority of the votes which all stockholders are entitled to cast will constitute a quorum. Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business at the meeting. On all matters voted upon at the meeting and any adjournment or postponement thereof, each record holder of Common Stock will be entitled to one vote per share and each record holder of Senior Convertible Redeemable Preferred Stock will be entitled to 133.33 votes per share. In the election of directors, stockholders do not have cumulative voting rights. The nominees receiving the highest number of votes cast, up to the number of directors to be elected, shall be elected. Abstentions will be counted in the tabulations of the votes cast on proposals presented to stockholders at the meeting and will have the same effect as negative votes cast with respect to the election of directors. Broker non-votes will not be counted for purposes of determining the election of directors.

Voting Arrangements with Respect to Company Stock
     On November 2, 1998, the Alvin Hoffman Revocable Trust UAD 2/28/86 ("the Hoffman Trust") entered into a Voting Trust and Share Price Participation Agreement dated November 2, 1998 (the "Voting Trust"), with Javad (Jay) K. Hassan as voting trustee (the "Voting Trustee"), and pursuant thereto deposited with the Voting Trustee 14,391,837 shares of the Common Stock of the Company, constituting 43% of the issued and outstanding shares of the Company's Common Stock. Pursuant to the terms of the Voting Trust, the Voting Trustee is entitled, for the term of the Voting Trust, to exercise all voting rights with respect to such shares. Accordingly, the management of the Company believes that, while Alvin Hoffman, the settlor of the Hoffman Trust, remains a beneficial owner of such shares, the transfer of voting rights with respect to such shares has resulted in control of the Company by Mr. Hassan. Neither Mr. Hoffman nor the Hoffman Trust received any consideration for the transfer of voting rights.

Security Ownership of Certain Beneficial Owners and Management
     The table below sets forth certain information as of September 29, 2000 with respect to each person and entity known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock, each nominee for director of the Company, each executive officer listed in the cash compensation table, and all executive officers and directors of the Company as a group.


                                                           Beneficial Ownership of Common Stock
Beneficial Owner (1) (2)                               No. of Shares            Percentage of Class(12)
-------------------------------------------------------------------------------------------------------
Javad K. Hassan                                        23,920,837 (3)           55.6%
Alvin Hoffman                                          18,758,170 (4)           50.6%
Keith D. Schneck                                          986,666 (5)            2.9%
Michael L. Quelly                                         538,332 (6)            1.6%
Joseph D. Rocci                                           507,846 (7)            1.5%
R. Barry Borden                                           210,000 (8)             *
Lemuel A. Tarshis                                         200,000 (9)             *
Jill R. Felix                                              50,000 (10)            *
Harry Tankin                                                 ---
All Directors, Nominees for Director
and Executive Officers as a Group (9 Persons)          30,780,014 (11)          63.1%


   * Less than one percent.

     (1) To the best of the Company's knowledge, all shares of stock are owned beneficially, and sole voting and investment power is held with respect thereto, by the persons and entities named, except as otherwise noted. Share amounts include additional shares issuable pursuant to options or warrants held by such owners which are exercisable or may become exercisable within 60 days of the date hereof.
     (2) The address of all beneficial owners is c/o AM Communications, Inc., 100 Commerce Boulevard, Quakertown, PA 18951-2237.
     (3) Includes (i) 14,391,837 shares of Common Stock deposited pursuant to The Voting Trust and Share Price Participation Agreement between Mr. Hoffman and Mr. Hassan, as the Voting Trustee, over which Mr. Hassan exercises all voting rights, (ii) 1,666,666 shares issuable pursuant to stock options, and (iii) 1,130,053 shares issuable pursuant to the NeST Technologies, Inc. warrants issued for services rendered, of which Mr. Hassan is CEO and sole owner, and
(iv) 6,732,281 shares issuable pursuant to the NeST (P) Ltd. warrants issued for services rendered, which are controlled by Mr. Hassan's brother. Mr. Hassan disclaims beneficial ownership of the shares set forth in (iv) above.
     (4) The information concerning the beneficial ownership of Mr. Hoffman is based, in part, upon information furnished by Mr. Hoffman to the Company. The beneficial ownership indicated represents (i) 25,825 shares of Senior Convertible Redeemable Preferred Stock convertible into 3,443,333 shares of Common Stock, (ii) 150,000 shares issuable pursuant to stock options, (iii) 773,000 shares of Common Stock currently owned by Mr. Hoffman's wife, and (iv) 14,391,837 shares of the Common Stock of the Company which the Hoffman Trust beneficially owns but over which Javad K. Hassan, as Voting Trustee, exercises all voting rights. Mr. Hoffman disclaims beneficial ownership of the shares set forth in (iii) above.
     (5) Includes 816,666 shares issuable pursuant to stock options.
     (6) Includes 463,332 shares issuable pursuant to stock options.

     (7) Includes 455,000 shares issuable pursuant to stock options.
     (8) Includes 200,000 shares issuable pursuant to stock options.
     (9) Includes 200,000 shares issuable pursuant to stock options.
     (10) Includes 50,000 shares issuable pursuant to stock options.
     (11) Includes (i) 14,391,837 shares of Common Stock beneficially owned by the Hoffman Trust but over which Javad K. Hassan, as Voting Trustee, exercises all voting rights, (ii) 25,825 shares of Senior Convertible Redeemable Preferred Stock convertible into 3,443,333 shares of Common Stock, (iii) 773,000 shares of Common Stock currently owned by Mr. Hoffman's wife, as to which Mr. Hoffman disclaims beneficial ownership, and (iv) 2,334,998 shares of Common Stock which may be acquired upon the exercise of outstanding options, (v) 9,529,000 options and warrants held by Mr. Hassan and the NeST entities of which Mr. Hassan disclaims beneficial ownership of 6,732,281 shares, and (vi) 307,846 shares of Common Stock held by other officers and directors.
     (12) The percentages have been calculated on the basis of treating as outstanding, for a particular holder, all shares of the Common Stock outstanding on said date and all shares of the Common Stock issuable to such holder in the event of exercise or conversion of outstanding options, warrants and convertible securities owned by such holder at said date which are exercisable or convertible within 60 days of such date.

     The table below sets forth certain information as of September 29, 2000 with respect to each person and entity known to the Company to be the beneficial owner of any of the outstanding shares of the Company's Senior Convertible Redeemable Preferred Stock.

Beneficial Owner                      No. of Shares         Percentage of Class
--------------------------------------------------------------------------------
Alvin Hoffman                            25,825                    100%
c/o AM Communications, Inc.
100 Commerce Boulevard
Quakertown, PA 18951

                            1. ELECTION OF DIRECTORS

     At the meeting, the stockholders will be asked to elect six directors, to hold office until the next annual meeting or until their respective successors have been duly elected and qualified. It is expected that proxies properly executed on the enclosed form will be voted, in the absence of other instructions, for the election of the persons named below. Should any one or more of these nominees become unavailable to accept nomination or election as a director, the persons named in the enclosed proxy will vote the shares which they represent for the election of such other persons as the Board of Directors may recommend, unless the Board of Directors reduces the number of directors.

     The nominees for directors, together with certain information with respect to them, are as follows:

                             Became
Name & Age                   Director     Principal Occupation and Business During Last Five Years
----------                   --------     --------------------------------------------------------

Javad K. Hassan, 59          1998         Mr. Hassan joined the Company in November 1998 as Chairman of the
                                          Board. Prior to joining the Company, Mr. Hassan held senior level positions at AMP, Inc. from 1988 until he was named President of AMP
                                          Communications Systems Business, a division of AMP, Inc., in 1995. He previously had a 20 year career at IBM. Mr. Hassan is the founder and principal shareholder of Nest Technologies, Inc., a US headquartered technology services company which provides and receives services to and from NeST (P) Ltd. located in India. He also is founder and principal shareholder of Nestronix, Inc. a provider of outsource manufacturing services. He also is Chairman of the Electronic Development Commission for the Government of Kerala, India.
R. Barry Borden, 60          1996         Mr. Borden has been President of Broadbeam Corporation of Princeton,
                                          New Jersey since 1997. He previously has held executive level positions with other high technology companies including Mergent International,
                                          Cricket Software, Inc., Franklin Computer Corporation and Delta Data
                                          Systems. Mr. Borden is also a director of Fastnet Corporation and
                                          Chairman of Sedona Corporation, a publicly held company.
Jill R. Felix, 56            2000         Ms. Felix has been President, CEO, and director of the University
                                          Science Center since 1997. She previously held executive level positions with Liberty Property Trust from 1983 to 1997. She also holds director positions for numerous organizations including Greater
                                          Philadelphia First, West Philadelphia Partnership, University City
                                          District, Delaware Valley Industrial Resource Center, International
                                          House, Valley Forge Historical Society and the Pennsylvania
                                          BioTechnology Assoc.
Alvin Hoffman, 71            1995         Mr. Hoffman is a private investor and has been a registered broker with
                                          Makefield Securities in Boca Raton, FL since 1982.
Keith D. Schneck, 45         1995         Mr. Schneck joined the Company in April 1995 as President and Chief
                                          Financial Officer and Director. In April 2000, Mr. Schneck resigned from his position as President and assumed a financial advisory role with the NeST related companies in addition to continuing to serve as
                                          Chief Financial Officer of the Company. From 1987 until he joined the
                                          Company, Mr. Schneck held senior management positions at Integrated
                                          Circuit Systems, Inc., including Chief Operating Officer and Senior
                                          Vice President, Finance.
Lemuel A. Tarshis, Ph.D.,    1996         Dr. Tarshis is a private consultant. He also has been a director and
59                                        research professor at Stevens Institute of Technology since 1991. Prior to 1992, Dr. Tarshis held vice president positions with General
                                          Instrument Corporation. He is a director of NeST Technologies, Inc.

Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of its common stock, to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission (the "SEC"). Officers, directors, and greater than ten percent (10%) stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5s were required for those persons, the Company believes that during its fiscal year ended on April 1, 2000 all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were timely satisfied except for (a) an initial report of stock ownership and a report pertaining to the issuance of warrants to it were filed late by Network Systems & Technologies
(P) Ltd., and (b) reports pertaining to the grants of stock options were filed late by Javad K. Hassan, R. Barry Borden, Alvin Hoffman, Lemuel Tarshis, Joseph
D. Rocci, and Michael L. Quelly.

Information Concerning Meetings, Committees and Directors' Compensation
     The Board of Directors held 4 regular meetings during the fiscal year ended April 1, 2000. During fiscal 2000, all directors attended at least 75% of the total number of meetings of the Board of Directors and committees of the Board on which they served.

     The Audit Committee is responsible for reviewing audit activities, recommending to the Board of Directors the engagement of independent auditors, and reviewing the professional services rendered by the Company's independent auditors including the scope of the audit, their fees, and the results of their engagement. No member of the committee is an employee of the Company. During fiscal 2000, the Audit Committee consisted of Messrs. Tarshis and Hassan, and met one time.

     The Compensation and Stock Option Committee is responsible for the administration of the Company's Stock Options Plans and is authorized to select recipients of options pursuant to said plans and to determine the terms of their options, subject to the provisions of the applicable plan. In addition, the Committee reviews and approves employee compensation plans and such other benefits as it deems advisable. During fiscal 2000, the Compensation and Stock Option Committee consisted of Messrs. Borden and Hassan and met one time.

     The Company does not have a Nominating Committee.

     Directors who are not officers or employees of the Company are paid $500 for each Board of Directors meeting and Committee meeting attended. In addition, each director, who is not an employee of the Company, is entitled to receive, annually, an automatic grant of stock options covering 50,000 shares of the Company's Common Stock, pursuant to the Company's 1999 Stock Option Plan. The exercise price for such options is equal to the fair market value of the Common Stock on the date of grant and the options are fully exercisable at the time of grant. In addition to the standard directors fees, grants of options to acquire 50,000 shares of the Company's Common Stock were made to each non-employee director on February 3, 2000 except for Ms Felix who was granted 50,000 shares upon her election to the Board on March 3, 2000. These options were fully vested as of the date of grant. Javad K. Hassan received an option grant on February 19, 1999 to purchase 5,000,000 shares exercisable equally over a three year period at an exercise price of $0.156 in accordance with a Services Agreement with the Company.


Executive Officers

                            Became
Name & Age                  Officer      Position with the Company and Business During Last Five Years
----------                  -------      -------------------------------------------------------------
Keith D. Schneck, 45        1995         Mr. Schneck joined the Company in April 1995 as President and Chief
                                         Financial Officer and Director. In April 2000, Mr. Schneck resigned from his position as President and assumed a financial advisory role with the
                                         NeST related companies in addition to continuing to serve as Chief
                                         Financial Officer of the Company. From 1987 until he joined the Company,
                                         Mr. Schneck held senior management positions at Integrated Circuit
                                         Systems, Inc., including Chief Operating Officer and Senior Vice
                                         President, Finance.

Michael L. Quelly, 46       1989         Vice President, Engineering from 1989 to present, except for the period from October 1990 through March 1995 when he also was Executive Vice
                                         President. He has been employed by the Company since 1982.

Joseph D. Rocci, 52         1988         Vice President, Product Technology of the Company since 1989. Served as
                                         Vice President, Product Operations of the Company from 1988 to 1989. He has been employed by the Company since 1983.

Harry J. Tankin, 48         1999         Vice President, Sales and Marketing of the Company since 1999. Effective
                                         April 2000 was appointed President and resigned effective July 1, 2000.
                                         Previously he was employed by General Instrument Corporation from 1995 to 1998 in several marketing management positions. From 1984 to 1995, he was Marketing Manager for Digital Equipment Corporation.

Executive Compensation
     The following tables set forth certain information concerning (a) the cash remuneration paid by the Company during each of the last three fiscal years to the Company's Chief Executive Officer and to each executive officer of the Company whose cash compensation exceeded $100,000 per annum during any such year, and (b) stock options granted during the last three fiscal years to each such individual.

                           Summary Compensation Table
                           --------------------------
                        Annual and Long Term Compensation

Name & Principal                 Fiscal                       Stock Options                 Other
     Position                    Year           Salary            Awarded             Compensation
-----------------------------------------------------------------------------------------------------
Keith D. Schneck                 2000       $   138,000              ---               $    4,838 (3)
CFO and Director                 1999           138,000        1,350,000 (1)                4,528
                                 1998           133,000          450,000 (2)                4,574
-------------------------------------------------------------------------------------------------
Michael L. Quelly                2000       $   106,000              ---               $    3,870 (3)
Vice President,                  1999            98,000          705,000 (4)                3,342
Engineering                      1998            95,000          405,000 (5)                3,060
------------------------------------------------------------------------------------------------------
Joseph D. Rocci                  2000       $   106,000          ---                   $    3,185 (3)
Vice President,                  1999            94,000          705,000 (6)                2,751
Product Technology               1998            92,000          405,000 (7)                2,812
------------------------------------------------------------------------------------------------------
Harry J. Tankin *                2000       $   110,000        1,000,000               $    3,473 (3)
President,                       1999            28,000          400,000                       31
                                 1998             ---                ---                      ---
------------------------------------------------------------------------------------------------------

* Mr. Tankin resigned as an officer and an employee of the Company effective July 1, 2000.
(1) Includes 850,000 shares of repriced stock options previously issued in fiscal years 1997 and 1996.
(2)  Repriced stock options previously issued in fiscal year 1996.
(3) Represents group life insurance premiums paid by the Company and matching contributions under the Company's 401(k) plan paid by the Company in all years.

(4) Includes 405,000 shares of repriced stock options previously issued in fiscal years 1998, 1997, 1995, and 1993.
(5) Includes 280,000 shares of repriced stock options previously issued in fiscal years 1997, 1995, and 1993.
(6) Includes 405,000 shares of repriced stock options previously issued in fiscal years 1998, 1997, 1995, and 1993.
(7) Includes 255,000 shares of repriced stock options previously issued in fiscal years 1997, 1995, and 1993.

     Other than the salary and bonus described herein, the Company did not pay the executive officers named in the Summary Compensation Table any fringe benefits, perquisites or other compensation in excess of 10% of such executive officer's salary and bonus during fiscal 2000, 1999, and 1998. The above compensation does not include certain insurance and other personal benefits, the total value of which does not exceed, as to any named officer, the lesser of $50,000 or 10% of such person's cash compensation. All of the Company's group life, health, hospitalization or medical reimbursement plans, if any, do not discriminate in scope, terms, or operation in favor of the executive officers or directors of the Company and are generally available to all salaried employees. The Company does not maintain any long term incentive plans and does not have any employment contracts or arrangements with any of its executive officers

     The Company has a stock option plan (the "1999 Plan") for its employees, directors, and other persons responsible for significant contributions to the Company's business. Under this 1999 Plan, which was approved by the stockholders in February, 1999, either non-qualified options or incentive stock options may be granted to purchase shares of the Company's stock at a price not less than its fair market value on the date of the grant. Options generally become exercisable one-third per year commencing one year after the date of grant and terminating after 10 years. The aggregate maximum number of shares for which options may be issued under the 1999 Plan is 10,000,000.

     The following table sets forth options granted to the named executive officers during fiscal 2000:

                                                         % of Total
                                No. of Securities         Options Granted        Exercise
                      Fiscal    Underlying Options        to Employees           Price         Expiration
                      Year      Granted                   in Fiscal Year         ($/Share)     Date
                      ------    ------------------        ----------------       ---------     -----------
Harry J. Tankin *     2000       1,000,000                52%                     $0.50        2/3/10

* Options were forfeited as Mr. Tankin resigned as an officer and employee of the Company.

     The following table sets forth certain information pertaining to the shares acquired by the individuals named in the Summary Cash Compensation Table upon exercise of stock options in fiscal 2000 and pertaining to the number and value of options held by such individuals at year end:

             Fiscal 2000 Option Exercises and Year End Option Values
             -------------------------------------------------------

                                                             Number of                       Value of
                                                          Unexercised Options            In-the-Money Options
                            Shares       Value           At Fiscal Year End             at April 1, 2000(2)
                          Acquired     Realized     ---------------------------     ----------------------------
Name                    on Exercise     ($) (1)     Exercisable   Unexercisable     Exercisable    Unexercisable
------------------      ----------- -------------   -----------   -------------     -----------    -------------
Keith D. Schneck          200,000       $420,000      816,666            333,334    $  1,175,000  $    478,000
Michael L. Quelly          90,000         30,218      463,333            241,667         666,600       346,800
Joseph D. Rocci            90,000         30,218      455,000            250,000         654,600       358,800
Harry J. Tankin *         133,334        360,468          ---          1,266,666             ---     1,472,400

* Mr. Tankin resigned as an officer and an employee of the Company effective July 1, 2000.
(1) Value realized is the difference between the market price of a share of Common Stock on the date of exercise and the exercise price of the option, multiplied by the number of shares underlying the option.
(2) Value is based upon the closing price of the stock on April 1, 2000, less the exercise price.


Certain Relationships and Related Transactions

     On November 2, 1998, Javad (Jay) K. Hassan entered into a Services Agreement with the Company pursuant to which Mr. Hassan (i) was appointed to the Company's Board of Directors and elected to serve as its Chairman of the Board,
(ii) agreed to assume the duties and responsibilities described therein, and
(iii) was granted, on February 19, 1999, an option to acquire 5,000,000 shares of the Company's Common Stock, at a per share exercise price of $0.156 which was equal to the fair market value of the stock on the date of grant.

     On the same date, the Company entered into a strategic development and manufacturing agreement with Network Systems & Technologies (P) Ltd. (NeST (P) Ltd.). NeST (P) Ltd. is a technology company located in India which provides software and hardware design services and manufacturing services. NeST (P) Ltd. is controlled and managed by N. Jehangir, who is the brother of Mr. Jay Hassan. Mr. Hassan is the founder, CEO, and owner of NeST Technologies, Inc. a U.S. headquartered technology services company which provides and receives services to and from NeST (P) Ltd. Collectively these operations are referred to as NeST. The Company has the option to pay for NeST development services either in cash or through the issuance of warrants. During fiscal 1999, the Company issued 4,234,018 warrants to purchase AM Common Stock, at an exercise price of $.01 per share, in payment for $670,000 of NeST services rendered from November 1998 through April 3, 1999. The Company also issued warrants to purchase 3,628,316 shares of the Company's Common Stock at an exercise price of $.01 per share in payment of $1,157,197 of NeST development services rendered for the period from April 1999 through January 1, 2000. In addition, a total of $569,083 of NeST development expenses were incurred during fiscal 2000 of which $299,042 was paid in cash and $270,041 is reflected as a liability on the Company's balance sheet as of April 1, 2000. The warrants are presently exercisable and expire five years from the date of issuance.

     Keith D. Schneck, the Chief Financial Officer and a director of the Company also provides advisory services to Mr. Hassan and NeST related companies under a services agreement between the Company and these entities.

     During the fourth quarter of fiscal 2000, the Company entered into an agreement with NeSTronix, to outsource all of its manufacturing requirements commencing January 1, 2000. NeSTronix provides complete turnkey electronic design and outsourcing services to third party customers, and is owned and controlled by the Company's Chairman, Mr. Javad K. Hassan. Under this relationship, the Company's existing manufacturing staff was transferred and became employees of NeSTronix as of January 2, 2000. In return, the Company received a long-term commitment from NeSTronix to manage and supply all of the Company's manufacturing requirements for a three year period with agreed upon pricing. The Company paid $441,000 during fiscal 2000 for such services.

     In June 1999, the Company entered into an agreement with its chairman, Javad K. Hassan, whereby Mr. Hassan provided a $500,000 line of credit to the Company, with interest payable at 10%. Payment of all outstanding borrowings and interest is due by December 31, 2001; however, no amounts were borrowed under this line during fiscal 2000.

     Effective April 1, 2000, the Company agreed to provide certain administrative and manufacturing support services and provide office space to NeST and several other entities associated with Mr. Hassan's non-AM business ventures. The Company received fees during fiscal 2000 totaling $615,500 for such services. Should the level of services exceed planned levels, the parties will negotiate an increase in the quarterly fee.

     Under a consulting agreement with Lemuel A. Tarshis, a director of the Company, the Company expensed a total of $35,000 during fiscal 2000.

ADDITIONAL INFORMATION

Relationship with Independent Public Accountants
     KPMG LLP, which had previously served as the Company's independent public accountants, resigned effective October 11, 1999. The former accountant's reports on the Company's financial statements for the two fiscal years ended April 3, 1999 did not contain an adverse opinion or a disclaimer of opinion, nor was either report qualified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years prior to, and subsequent interim periods through, the date of KPMG's resignation, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their opinions.

     On January 24, 2000, the Registrant engaged Grant Thornton LLP, independent certified public accountants, as the Registrant's principal accountant to audit the Registrant's financial statements for the fiscal year ending April 1, 2000. Such new accounting firm was engaged in replacement of KPMG LLP, independent certified public accountants, who had previously been engaged for the same purpose and whose resignation was effective October 11, 1999. A representative of Grant Thornton LLP is expected to be present at the meeting.

     The Board of Directors approved the appointment of the Company's independent public accountants to perform the audit services normally rendered by public accounting firms.

Stockholder Proposals for 2001 Annual Meeting of Stockholders
     The Company anticipates that its 2001 Annual Meeting of Stockholders will be held on or about August 15, 2001.

     Stockholder proposals intended to be considered at the 2001 Annual Meeting of Stockholders and which the proponent would like to have included in the proxy materials distributed by the Company in connection with such meeting, pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"), must be received at the principal executive offices of the Company no later than May 1, 2001. Such proposals may be included in next year's proxy materials if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

     Stockholder proposals intended to be considered at the 2001 Annual Meeting of Stockholders and for which the proponent does not intend to seek inclusion of the proposal in the proxy materials to be distributed by the Company in connection with such meeting must be received at the principal executive offices of the Company no later than July 1, 2001. Any stockholder proposal received after such date will not be considered to be timely submitted for purposes of the discretionary voting provisions of Rule 14a-4 promulgated under the 1934 Act. In accordance with Rule 14a-4(c), the holders of proxies solicited by the Board of Directors of the Company in connection with the Company's 2001 Annual Meeting of Stockholders may vote such proxies in their discretion on certain matters as more fully described in such Rule, including without limitation on any matter coming before the meeting as to which the Company does not have notice on or before July 1, 2001.

Solicitation of Proxies
     Expenses incurred in connection with the solicitation of proxies for the meeting to which this proxy statement pertains will be paid by the Company. Solicitation of proxies will be principally by mail. In addition, some of the directors, officers or other employees of the Company (none of whom will receive additional compensation therefor) may solicit proxies personally, by telephone, or by mail, if deemed appropriate. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and reimbursement for expenses incurred in connection therewith may be made by the Company.


Annual Report on Form 10-KSB
     The Company will provide without charge to each person solicited by this proxy statement, on the written request of any such person, a copy of the Company's Annual Report on Form 10-KSB, including the financial statements and the schedules thereto, as filed with the Securities and Exchange Commission for its 2000 fiscal year. Such written requests should be directed to the Shareholder Relations Department, AM Communications, Inc., 100 Commerce Boulevard, Quakertown, PA 18951-2237.


                                                 Javad K. Hassan
                                                 Chairman

October 10, 2000

P R O X Y
AM Communications, Inc.
100 Commerce Boulevard
Quakertown, PA 18951-2237

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Keith D. Schneck and Patricia A. Eynon, and each of them, proxy for the undersigned, with full power of substitution, to vote all shares of Common Stock and Senior Convertible Redeemable Preferred Stock of AM Communications, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on November 10, 2000 at 9:30 a.m. or any adjournment or postponement thereof.

--------------------------------------------------------------------------------
1. Election of Directors. ___ FOR all six nominees listed
                              (except as marked to the contrary below).
                          ___ WITHHOLD AUTHORITY to vote for all six nominees
                              listed below.

(To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below.)
   Nominees: R. Barry Borden       Jill R. Felix            Javad K. Hassan
             Alvin Hoffman         Keith D. Schneck         Lemuel A. Tarshis

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                NOT VALID UNLESS DATED AND SIGNED ON REVERSE SIDE

Whether or not you plan to attend the meeting in person, you are urged to sign and return your proxy without delay in the return envelope provided for that purpose which requires no postage if mailed in the United States. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of all six nominees for directors and as the Proxies deem advisable on such other matters as may properly come before the meeting. This proxy may be revoked at any time prior to the time it is voted.

The undersigned hereby revokes all previous proxies for such meeting, and hereby acknowledges receipt of the Notice of the Meeting, the Proxy Statement, and the Annual Report of AM Communications, Inc. furnished herewith.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

                                       Dated: ____________________ , 2000


                                       ________________________________________
                                       Stockholder's Signature

                                       ________________________________________
                                       Stockholder's Signature, if held jointly

Please mark, sign, date, and return the proxy card promptly using the enclosed envelope.